SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                   -----------------------------------------



                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  October 16, 1996



                      CNL AMERICAN PROPERTIES FUND, INC.
              (Exact Name of Registrant as Specified in Charter)



            Florida                    33-78790               59-3239115
    (State or other juris-    (Commission File Number)      (IRS Employer
   diction of incorporation)                              Identification No.)


             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)



      Registrant's telephone number, including area code:  (407) 422-1574







ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.
------
              Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
------
         The following information is provided voluntarily prior to the date on which it is required to be reported under this Item 2.

         STATUS OF THE OFFERING

         Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective March 29, 1995, CNL American Properties Fund, Inc. (the "Company") registered for sale an aggregate of $165,000,000 of shares of common stock (the "Shares") (16,500,000 Shares at $10 per Share). As of January 8, 1997, the Company had received aggregate subscription proceeds of $140,906,434 (14,090,643 Shares) from 7,294 stockholders, including $591,765 (59,177 Shares) issued pursuant to the Company's reinvestment plan.

         As stated in the registration statement of the Company, including the Prospectus which constitutes a part thereof, as amended, the proceeds of the offering of Shares are used primarily to acquire properties (the "Properties") located across the United States to be leased on a long-term, triple-net basis to creditworthy operators of selected national and regional fast-food, family-style and casual dining restaurant chains. The Company may also provide financing (the "Mortgage Loans") for the purchase of buildings, generally by lessees that lease the underlying land from the Company.

         ACQUISITION OF PROPERTIES

         Between October 4, 1996 and January 8, 1997, the Company acquired 13 Properties, including one Property consisting of building only, two Properties consisting of land only and ten Properties consisting of land and building. The Properties are one Wendy's Property (in San Diego, California), four Golden Corral Properties (one in each of Lufkin, Texas; Columbia, Tennessee; Moberly, Missouri; and Eastlake, Ohio), one Burger King Property (in Chattanooga, Tennessee), two Pizza Hut Properties (one in each of Toledo and Bowling Green, Ohio), two Boston Market Properties (one in each of St. Joseph, Missouri, and Atlanta, Georgia) and three Jack in the Box Properties (one in each of Dallas, Texas; Los Angeles, California; and Las Vegas, Nevada).

         The Boston Market Property in St. Joseph, Missouri, was acquired from an Affiliate of the Company. The Affiliate had purchased and temporarily held title to the Property in order to facilitate the acquisition of the Property by the Company. The Property was acquired by the Company for a purchase price of $249,688, representing the cost of the Property to the Affiliate (including carrying costs) due to the fact that this amount was less than the Property's appraised value.

         In connection with the purchase of the Wendy's Property in San Diego, California, which is building only, the Company, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. The lease is on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. In connection with the purchase of this Property, which is to be constructed, the Company has entered into development and indemnification and put agreements with the lessee. In connection with this acquisition, the Company has also entered into a tri-party agreement with the lessee and the landlord of the land. The tri-party agreement provides that the ground lessee is responsible for all obligations under the ground lease and provides certain rights to the Company relating to the maintenance of its interest in the building in the event of a default by the lessee under the terms of the ground lease.

         In connection with the purchase of the four Golden Corral Properties, the Burger King Property, the two Boston Market Properties and the three Jack in the Box Properties, the Company, as lessor entered into long-term lease agreements with unaffiliated lessees. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. For the Properties that are to be constructed, the Company has entered into development and indemnification and put agreements with the lessees.

         The purchase prices for the Burger King Property in Chattanooga, Tennessee, and the Golden Corral Property in Columbia, Tennessee, include Development/Construction Management Fees of $100,000 and $37,850, respectively, to an Affiliate of the Advisor for services provided in connection with the development of the Properties. The Company considers these Development/Construction Management Fees to be Acquisition Fees. Development/Construction Management Fees must be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transactions, subject to a determination that such transactions are fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties and not less favorable than those available from the Advisor or its Affiliates in transactions with unaffiliated third parties.

         In connection with the Two Pizza Hut Properties, which are land only, the Company acquired the land and is leasing these two parcels to the lessee, Castle Hill Holdings VII, L.L.C. ("Castle Hill"), pursuant to a master lease agreement (the "Master Lease Agreement"). Castle Hill has subleased the Two Pizza Hut Properties to one of its affiliates, Midland Food Services II, L.L.C., which is the operator of the restaurants. The Master Lease Agreement is on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments and sales and use taxes. If the lessee does not exercise its option to purchase the Properties upon termination of the Master Lease Agreement, the sublessee and lessee will surrender possession of the Properties to the Company, together with any improvements on such Properties. The lessee owns the buildings located on the Two Pizza Hut Properties. In connection with the acquisition of the Two Pizza Hut Properties, the Company provided mortgage financing of $484,000 to the lessee pursuant to a Mortgage Loan evidenced by a master mortgage note (the "Master Mortgage Note") which is collateralized by the building improvements on the Two Pizza Hut Properties. The Master Mortgage Note bears interest at a rate of 10.75% per annum and principal and interest are due in equal monthly installments over 20 years starting February 1, 1997. The Master Mortgage Note equals approximately 76 percent of the appraised value of the related buildings. Management believes that, due to the fact that the Company owns the underlying land relating to the Two Pizza Hut Properties and due to other underwriting criteria, the Company has sufficient collateral for the Master Mortgage Note.

         The following table sets forth the location of the 13 Properties, including one Property consisting of building only, two Properties consisting of land only and ten Properties consisting of land and building, acquired by the Company, from October 4, 1996 through January 8, 1997, a description of the competition, and a summary of the principal terms of the acquisition and lease of the Property.



                                            PROPERTY ACQUISITIONS
                                From October 4, 1996 through January 8, 1997


                                                         Lease Expira-
Property Location and        Purchase         Date          tion and          Minimum                            Option
Competition                  Price (1)     Acquired    Renewal Options    Annual Rent (2)   Percentage Rent   To Purchase
---------------------      ------------    --------    ---------------    ---------------   ---------------   -----------
WENDY'S                    (3)             10/16/96    10/2011; three     13.39% of Total   for each lease    upon the
(the "San Diego                            (3)         five-year          Cost (4);         year, (i) 6% of   expiration
Property")                                             renewal options    increases by 8%   annual gross      of the
Restaurant to be                                                          after the fifth   sales times the   initial term
constructed                                                               lease year and    Building          of the lease
                                                                          after every       Overage           and during
The San Diego Property                                                    five years        Multiplier (5)    any renewal
is located at the                                                         thereafter        minus (ii) the    period
northeast corner of Gill                                                  during the        minimum annual    thereafter
Village Way and Rio San                                                   lease term        rent for such
Diego Drive, in San                                                                         lease year
Diego, San Diego County,
California, in an area
of mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the San Diego Property
include a Burger King, a
Jack in the Box, and a
McDonald's.

GOLDEN CORRAL (11)         $1,060,031      11/19/96    10/2011; four      10.75% of Total   for each lease    during the
(the "Lufkin Property")    (excluding                  five-year          Cost (4)          year, 5% of the   fist through
Restaurant to be           closing and                 renewal options                      amount by which   seventh
constructed                development                                                      annual gross      lease years
                           costs) (3)                                                       sales exceed      and the
The Lufkin Property is                                                                      $2,543,062        tenth
located on the east side                                                                                      through
of South First Street                                                                                         fifteenth
and the west side of                                                                                          lease years
Brentwood Drive, in                                                                                           only
Lufkin, Angelica County,
Texas, in an area of
mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Lufkin Property
include a Burger King, a
Whataburger, an Arby's,
a Long John Silver's, a
Sonic Drive-In, a
McDonald's, and several
local restaurants.

GOLDEN CORRAL              $1,306,876      12/03/96    12/2016; two       $147,024;         for each lease    at any time
(the "Columbia             (excluding                  five-year          increases by      year, (i) 6% of   after the
Property")                 closing                     renewal options    12% after the     annual gross      seventh
Existing Restaurant        costs)                                         fifth lease       sales minus       lease year
                                                                          year and after    (ii) the
The Columbia Property is                                                  every five        minimum annual
located on the southeast                                                  years             rent for such
corner of South James                                                     thereafter        lease year
Campbell Boulevard and                                                    during the
Hillary Drive, in                                                         lease term
Columbia, Maury County,
Tennessee, in an area of
mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Columbia Property
include an Applebee's, a
Checkers, a Krystal's, a
Ponderosa, a Ruby
Tuesday, a Sonic, a
Subway Sandwich Shop, a
Shoney's, an Arby's, a
Burger King, a Waffle
House, a New Orleans
Famous Fried Chicken,
and a Western Sizzling.

BURGER KING                $613,608        12/05/96    12/2016; two       11% of Total      for each lease    None
(the "Chattanooga          (excluding                  five-year          Cost (4)          year, (i) 8.5%
Property")                 closing and                 renewal options                      of annual gross
Restaurant to be           development                                                      sales minus
constructed                costs) (3)                                                       (ii) the
                                                                                            minimum annual
The Chattanooga Property                                                                    rent for such
is located on the                                                                           lease year
southwest corner of
Amnicola Highway and
Riverport Road, in
Chattanooga, Hamilton
County, Tennessee, in an
area of mixed commercial
and manufacturing
development.  Other
fast-food and family-
style restaurants
located in proximity to
the Chattanooga Property
include a Bo Jangles.

TWO PIZZA HUT PROPERTIES   $316,000        12/05/96    12/2016; two       $34,760;          None              at any time
- Land                     (excluding                  ten-year           increases by                        after the
only - (6)(7) located in   closing                     renewal options    10% after the                       seventh
Toledo, Ohio (the          costs)                                         fifth and tenth                     lease year
"Toledo Property") and                                                    lease years and
Bowling Green, Ohio (the                                                  12% after the
"Bowling Green                                                            fifteenth lease
Property")                                                                year

The Toledo Property is
located on the northwest
corner of the
intersection of Broadway
Avenue and South Avenue,
in Toledo, Lucas County,
Ohio, in an area of
mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Toledo Property
include a Taco Bell, a
McDonald's, a Rally's, a
Subway Sandwich Shop,
and a local restaurant.

The Bowling Green
Property is located on
the southeast corner of
the intersection of East
Wooster Avenue and
Mercer Road, in Bowling
Green, Wood County,
Ohio, in an area of
mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Bowling Green
Property include a Big
Boy, a McDonald's, a
Wendy's, a Taco Bell, a
Chi Chi's, a Burger
King, and a Little
Caesar's.

GOLDEN CORRAL              $1,654,144      12/16/96    12/2016; two       $186,091;         for each lease    at any time
(the "Eastlake             (excluding                  five-year          increases by      year, (i) 5% of   after the
Property")                 closing                     renewal options    10% after the     annual gross      seventh
Existing restaurant        costs)                                         fifth lease       sales minus       lease year
                                                                          year and after    (ii) the
The Eastlake Property is                                                  every five        minimum annual
located within the                                                        years             rent for such
southwest quadrant of                                                     thereafter        lease year
the intersection formed                                                   during the
by Vine Street and 337th                                                  lease term
Street, in Eastlake,
Lake County, Ohio, in an
area of mixed retail and
commercial development.
Other fast-food and
family-style restaurants
located in proximity to
the Eastlake Property
include a Wendy's, a
Little Caesar's, a
Subway Sandwich Shop,
and several local
restaurants.

GOLDEN CORRAL (11)         $363,400        12/17/96    12/2011; four      10.75% of Total   for each lease    during the
(the "Moberly Property")   (excluding                  five-year          Cost (4)          year, 5% of the   first
Restaurant to be           closing and                 renewal options                      amount by which   through
constructed                development                                                      annual gross      seventh
                           costs) (3)                                                       sales exceed      lease years
The Moberly Property is                                                                     $2,199,271 (8)    and the
located on the northwest                                                                                      tenth
corner of U.S. Highway                                                                                        through
24 East and Silva Lane,                                                                                       fifteenth
in Moberly, Randolph                                                                                          lease years
County, Missouri, in an                                                                                       only
area of mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Moberly Property
include a Pizza Hut, a
Hardee's, a Burger King,
a Taco Bell, a Long John
Silver's, a McDonald's,
a KFC, and several local
restaurants.

BOSTON MARKET              $252,130        12/17/96    6/2011; five       $82,437;          for each lease    at any time
(the "St. Joseph           (excluding                  five-year          increases by      year after the    after the
Property")                 closing                     renewal options    10% after the     fifth lease       fifth lease
Existing restaurant        costs) (9)                                     fifth lease       year, (i) 5% of   year
                                                                          year and after    annual gross
The St. Joseph Property                                                   every five        sales minus
is located in the                                                         years             (ii) the
Venture/Cub Foods                                                         thereafter        minimum annual
shopping center on the                                                    during the        rent for such
east side of North Belt                                                   lease term        lease year
Highway, in St. Joseph,
Buchanan County,
Missouri, in an area of
mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the St. Joseph Property
include a KFC, two
McDonald's, two Taco
Bell's, a Long John
Silver's, a Hardee's, an
Arby's, a Black-eyed
Pea, two Burger King's,
a Church's Fried
Chicken, two Pizza
Hut's, a Ryan's Family
Steak House, a Sonic,
and a Wendy's.

BOSTON MARKET              $550,540        12/17/96    12/2011; five      10.38% of Total   for each lease    at any time
(the "Atlanta Property")   (excluding                  five-year          Cost (4);         year after the    after the
Restaurant to be           closing and                 renewal options    increases by      fifth lease       fifth lease
constructed                development                                    10% after the     year, (i) 5% of   year
                           costs) (3)                                     fifth lease       annual gross
The Atlanta Property is                                                   year and after    sales minus
located on the south                                                      every five        (ii) the
side of Briarcliff Road                                                   years             minimum annual
at the junction with                                                      thereafter        rent for such
North Druid Hills Road,                                                   during the        lease year
in Atlanta, Dekalb                                                        lease term
County, Georgia, in an
area of mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Atlanta Property
include an Arby's, a
Burger King, a Chick-
Fil-A, a Grady's, a
McDonald's, a Taco Bell,
and several local
restaurants.

JACK IN THE BOX (12)       $831,459        12/17/96    12/2014; four      $85,225 (10);     for each lease    None
(the "Dallas Property")    (excluding                  five-year          increases by 8%   year, (i) 5% of
Restaurant to be           closing                     renewal options    after the fifth   annual gross
constructed                costs)                                         lease year and    sales minus
                           (3)(10)                                        after every       (ii) the
The Dallas Property is                                                    five years        minimum annual
located within the                                                        thereafter        rent for such
southwest portion of the                                                  during the        lease year (8)
intersection formed by                                                    lease term
Interstate Highway 20
and Wheatland Road, in
Dallas, Dallas County,
Texas, in an area of
mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Dallas Property
include an Arby's, a
Wendy's, and a Sonic.

JACK IN THE BOX (12)       $1,397,771      01/07/97    01/2015; four      $143,272 (10);    for each lease    None
(the "Los Angeles          (excluding                  five-year          increases by 8%   year, (i) 5% of
Property")                 closing                     renewal options    after the fifth   annual gross
Restaurant to be           costs)                                         lease year and    sales minus
constructed                (3)(10)                                        after every       (ii) the
                                                                          five years        minimum annual
The Los Angeles Property                                                  thereafter        rent for such
is located at the                                                         during the        lease year (8)
northwest corner of the                                                   lease term
intersection of Wilshire
Boulevard and Sycamore
Avenue, in Los Angeles,
Los Angeles County,
California, in an area
of mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Los Angeles Property
include several
McDonald's, a KFC,
several Burger Kings, a
Numero Uno Pizza, a
Subway Sandwich Shop, an
El Pollo Loco, a
Denny's, a Pizza Hut, a
Taco Bell, and several
local restaurants.

JACK IN THE BOX (12)       $1,248,333      01/07/97    01/2015; four      $127,954 (10);    for each lease    None
(the "Las Vegas            (excluding                  five-year          increases by 8%   year, (i) 5% of
Property")                 closing                     renewal options    after the fifth   annual gross
Restaurant to be           costs)                                         lease year and    sales minus
constructed                (3)(10)                                        after every       (ii) the
                                                                          five years        minimum annual
The Las Vegas Property                                                    thereafter        rent for such
is located at the                                                         during the        lease year (8)
northeast corner of the                                                   lease term
intersection of Sunset
Road and Pecos Road, in
Las Vegas, Clark County,
Nevada, in an area of
mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Las Vegas Property
include an Arby's, a
Burger King, a KFC, two
Del Tacos, a McDonald's,
a Subway Sandwich Shop,
an Olive Garden, an
Outback Steakhouse, two
Taco Bells, a Wendy's, a
Dairy Queen, and several
local restaurants.



FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, and for construction Properties, once the buildings are constructed, is set forth below:
                            Federal                                Federal
     Property              Tax Basis      Property                Tax Basis
     --------              ----------     --------                ----------

     San Diego Property    $  641,000     St. Joseph Property     $  594,000
     Lufkin Property          977,000     Atlanta Property           683,000
     Columbia Property        880,000     Dallas Property            507,000
     Chattanooga Property     706,000     Los Angeles Property       567,000
     Eastlake Property      1,250,000     Las Vegas Property         592,000
     Moberly Property         863,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. For the San Diego Property, minimum annual rent will become due and payable on the earlier of (i) the date the certificate of occupancy for the restaurant is issued, (ii) the date the restaurant opens for business to the public, (iii) 120 days after execution of the lease or (iv) the date the tenant receives from the landlord its final funding of the construction costs. For the Lufkin and Moberly Properties, minimum annual rent will become due and payable on the earlier of (i) the date the certificate of occupancy for the restaurant is issued, (ii) the date the restaurant opens for business to the public or (iii) 180 days after execution of the lease. For the Chattanooga Property, minimum annual rent will become due and payable on the possession date, which is April 4, 1997 (the "Possession Date"). For the St. Joseph and Atlanta Properties, minimum annual rent will become due and payable on the date the tenant receives from the landlord its final funding of the construction costs. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the San Diego, Lufkin, Moberly, St. Joseph and Atlanta Properties, as described above, the tenant shall pay monthly "interim rent" equal to a specified rate per annum (ranging from 10% to 10.75%) of the amount funded by the Company in connection with the purchase and construction of the Properties.

(3) The Company accepted an assignment of an interest in the ground lease relating to the San Diego Property effective October 16, 1996, in consideration of its funding of certain preliminary development costs and its agreement to fund remaining development costs not in excess of the amount specified below. The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below. The maximum cost to the Company, (including the purchase price of the land (if applicable), development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amount set forth below:

                              Estimated            Estimated Final
      Property                Maximum Cost         Completion Date
      --------                ------------         ---------------

      San Diego Property       $  638,966          Opened for business
                                                     December 6, 1996
      Lufkin Property           1,454,545          Opened for business
                                                     December 27, 1996
      Chattanooga Property      1,181,818          April 4, 1997
      Moberly Property          1,294,011          June 15, 1997
      Atlanta Property          1,216,003          June 15, 1997
      Dallas Property                (10)          June 15, 1997
      Los Angeles Property           (10)          July 6, 1997
      Las Vegas Property             (10)          July 6, 1997


(4) The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

(5)   The "Building Overage Multiplier" is calculated as follows:

            Building Overage Multiplier = (purchase price of the building)/(purchase price of the building + $685,714)

(6) The lease relating to this Property is a land lease only. The Company entered into a Mortgage Loan evidenced by a Master Mortgage Note for $484,000 collateralized by building improvements. The Master Mortgage Note bears interest at a rate of 10.75% per annum and principal and interest will be collected in equal monthly installments over 20 years beginning in February 1997.

(7) The Company entered into a Master Lease Agreement for the Toledo and Bowling Green Properties.

(8) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).

(9) The Company has committed to pay $793,326, including development costs. Of the total committed, $252,130 was paid at closing.

(10) The Company paid for all construction costs in advance at closing; therefore, minimum annual rent was determined on the date acquired and is not expected to change.

(11) The lessee of the Lufkin and Moberly Properties is the same unaffiliated lessee.

(12) The lessee of the Dallas, Los Angeles and Las Vegas Properties is the same unaffiliated lessee.



    PRO FORMA ESTIMATE OF TAXABLE INCOME BEFORE DIVIDENDS PAID DEDUCTION OF
                      CNL AMERICAN PROPERTIES FUND, INC.
   GENERATED FROM THE OPERATIONS OF PROPERTIES ACQUIRED FROM OCTOBER 4, 1996
                            THROUGH JANUARY 8, 1997
                       FOR A 12-MONTH PERIOD (UNAUDITED)


      The following schedule represents pro forma unaudited estimates of taxable income before dividends paid deduction of each Property acquired by the Company from October 4, 1996 through January 8, 1997, for the 12-month period commencing on the date of the inception of the respective lease on such Property. The schedule should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of the Company for any period in the future. These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. No single lessee or group of affiliated lessees lease Properties or has borrowed funds from the Company with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of the Company.




                                      Wendy's          Golden Corral     Golden Corral       Burger King
                                 San Diego, CA (7)   Lufkin, TX (7)(8)   Columbia, TN    Chattanooga, TN (7)
                                 -----------------   -----------------   -------------   -------------------
Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                        $   82,267          $  148,984       $  147,024         $  127,536
Interest Income (2)                          -                   -                -                  -
                                     ----------          ----------       ----------         ----------
    Total Revenues                       82,267             148,984          147,024            127,536
                                     ----------          ----------       ----------         ----------

Asset Management Fees (3)                (3,649)             (8,191)          (7,765)            (6,933)
Mortgage Management Fee (4)                  -                   -                -                  -
General and Administrative
  Expenses (5)                           (5,101)             (9,237)          (9,115)            (7,907)
                                     ----------          ----------       ----------         ----------
    Total Operating Expenses             (8,750)            (17,428)         (16,880)           (14,840)
                                     ----------          ----------       ----------         ----------

Estimated Cash Available from
  Operations                             73,517             131,556          130,144            112,696

Depreciation and Amortization
  Expense (6)                           (16,430)            (25,044)         (22,551)           (18,107)
                                     ----------          ----------       ----------         ----------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company           $   57,087          $  106,512       $  107,593         $   94,589
                                     ==========          ==========       ==========         ==========


                                                See Footnotes





                                     Two Pizza Hut   Golden Corral    Golden Corral     Boston Market
                                      Properties     Eastlake, OH   Moberly, MO (7)(8)  St. Joseph, MO
                                     -------------   -------------  ------------------  --------------
Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                         $   34,760      $  186,091        $  128,356       $   82,437
Interest Income (2)                       51,678              -                 -                -
                                      ----------      ----------        ----------       ----------
    Total Revenues                        86,438         186,091           128,356           82,437
                                      ----------      ----------        ----------       ----------

Asset Management Fees (3)                 (1,896)         (9,823)           (7,033)          (4,718)
Mortgage Management Fee (4)               (2,904)             -                 -                -
General and Administrative
  Expenses (5)                            (5,359)        (11,538)           (7,958)          (5,111)
                                      ----------      ----------        ----------       ----------
    Total Operating Expenses             (10,159)        (21,361)          (14,991)          (9,829)
                                      ----------      ----------        ----------       ----------

Estimated Cash Available from
  Operations                              76,279         164,730           113,365           72,608

Depreciation and Amortization
  Expense (6)                             (1,307)        (32,063)          (22,117)         (15,246)
                                      ----------      ----------        ----------       ----------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company            $   74,972      $  132,667        $   91,248       $   57,362
                                      ==========      ==========        ==========       ==========


                                                See Footnotes





                                       Boston Market      Jack in the Box        Jack in the Box
                                      Atlanta, GA (7)    Dallas, TX (7)(9)    Los Angeles, CA (7)(9)
                                      ---------------    -----------------    ----------------------
Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                            $  121,366          $   85,225           $  143,272
Interest Income (2)                              -                   -                    -
                                         ----------          ----------           ----------
    Total Revenues                          121,366              85,225              143,272
                                         ----------          ----------           ----------

Asset Management Fees (3)                    (6,954)             (4,983)              (8,381)
Mortgage Management Fee (4)                      -                   -                    -
General and Administrative
  Expenses (5)                               (7,525)             (5,284)              (8,883)
                                         ----------          ----------           ----------
    Total Operating Expenses                (14,479)            (10,267)             (17,264)
                                         ----------          ----------           ----------

Estimated Cash Available from
  Operations                                106,887              74,958              126,008

Depreciation and Amortization
  Expense (6)                               (17,504)            (13,004)             (14,548)
                                         ----------          ----------           ----------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company               $   89,383          $   61,954           $  111,460
                                         ==========          ==========           ==========


                                                See Footnotes



                                      Jack in the Box
                                    Las Vegas, NV (7)(9)       Total
                                    --------------------    ----------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                             $  127,954        $1,415,272
Interest Income (2)                               -             51,678
                                          ----------        ----------
    Total Revenues                           127,954         1,466,950
                                          ----------        ----------

Asset Management Fees (3)                     (7,484)          (77,810)
Mortgage Management Fee (4)                       -             (2,904)
General and Administrative
  Expenses (5)                                (7,933)          (90,951)
                                          ----------        ----------
    Total Operating Expenses                 (15,417)         (171,665)
                                          ----------        ----------

Estimated Cash Available from
  Operations                                 112,537         1,295,285

Depreciation and Amortization
  Expense (6)                                (15,187)         (213,108)
                                          ----------        ----------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company                $   97,350        $1,082,177
                                          ==========        ==========




FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) The Company entered into a Master Mortgage Note agreement for $484,000, collateralized by building improvements located on the Two Pizza Hut Properties. The Master Mortgage Note bears interest at a rate of 10.75% per annum and principal and interest will be collected in equal monthly installments over 20 years beginning in February 1997. Amount does not include $2,420 of loan commitment fees and $2,420 in loan origination fees collected by the Company at closing from the borrower.

(3) The Properties will be managed pursuant to an advisory agreement between the Company and CNL Fund Advisors, Inc. (the "Advisor"), pursuant to which the Advisor will receive monthly asset management fees in an amount equal to one-twelfth of .60% of the Company's Real Estate Asset Value as of the end of the preceding month as defined in such agreement.

(4) For managing the Mortgage Loans, the Advisor will be entitled to receive a monthly mortgage management fee of one-twelfth of .60% of the total principal amount of the Mortgage Loans as of the end of the preceding month.

(5) Estimated at 6.2% of gross rental income and interest income based on the previous experience of Affiliates of the Advisor with 17 public limited partnerships which own properties similar to those owned by the Company. Amount does not include soliciting dealer servicing fee due to the fact that such fee will not be incurred until December 31 of the year following the year in which the offering terminates.

(6) The estimated federal tax basis of the depreciable portion (the building portion) of the Properties has been depreciated on the straight-line method over 39 years. In connection with the Two Pizza Hut Properties, acquisition fees allocated to the Master Mortgage Note have been amortized on a straight-line basis over the life of the agreement (20 years).

(7) The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the date set forth below:

      Property                   Estimated Final Completion Date
      --------                   -------------------------------

      San Diego Property         Opened for business December 6, 1996
      Lufkin Property            Opened for business December 27, 1996
      Chattanooga Property       April 4, 1997
      Moberly Property           June 15, 1997
      Atlanta Property           June 15, 1997
      Dallas Property            June 15, 1997
      Los Angeles Property       July 6, 1997
      Las Vegas Property         July 6, 1997

(8) The lessee of the Lufkin and Moberly Properties is the same unaffiliated lessee.

(9) The lessee of the Dallas, Los Angeles and Las Vegas Properties is the same unaffiliated lessee.





ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.
------
                  Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
------
                  Not applicable.

ITEM 5.     OTHER EVENTS.
------
                  Not applicable.

ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS.
------
                  Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
------      EXHIBITS.





                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY

                         INDEX TO FINANCIAL STATEMENTS
                         -----------------------------

                                                                       Page
                                                                       ----

Pro Forma Consolidated Financial Information (unaudited):

   Pro Forma Consolidated Balance Sheet as of September 30, 1996       20

   Pro Forma Consolidated Statement of Earnings for the
     nine months ended September 30, 1996                              21

   Pro Forma Consolidated Statement of Earnings for the
     year ended December 31, 1995                                      22

   Notes to Pro Forma Consolidated Financial Statements
     for the nine months ended September 30, 1996 and the
     year ended December 31, 1995                                      23






                 PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


      The following Pro Forma Consolidated Balance Sheet of the Company gives effect to (i) property acquisition transactions from inception through September 30, 1996, including the receipt of $102,960,893 in gross offering proceeds from the sale of 10,296,089 shares of common stock pursuant to a Form S-11 under the Securities Act of 1933, as amended, effective March 29, 1995, and the application of such proceeds to purchase 82 properties (including 42 properties which consist of land and building, one property through a joint venture arrangement which consists of land and building, six properties which consist of building only and 33 properties consisting of land only), 10 of which were under construction at September 30, 1996, to provide mortgage financing to the lessees of the 33 properties consisting of land only, and to pay organizational and offering expenses, acquisition fees and miscellaneous acquisition expenses, (ii) the receipt of $37,945,508 in gross offering proceeds from the sale of 3,794,551 additional shares of common stock during the period October 1, 1996 through January 8, 1997, and (iii) the application of such funds to purchase 14 additional properties acquired during the period October 1, 1996 through January 8, 1997 (nine of which are under construction and consist of land and building, one which is under construction and consists of building only, two properties which consist of land and building and two properties which consist of land only), to pay additional costs for the 10 properties under construction at September 30, 1996, and to pay offering expenses, acquisition fees and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Consolidated Balance Sheet as of September 30, 1996, includes the transactions described in (i) above from its historical consolidated balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above, as if they had occurred on September 30, 1996.

      The Pro Forma Consolidated Statements of Earnings for the nine months ended September 30, 1996 and the year ended December 31, 1995, include the historical operating results of the properties described in (i) above from the dates of their acquisitions plus operating results for the seven of the 96 properties that were owned by the Company as of January 8, 1997, and had a previous rental history prior to the Company's acquisition of such properties, from (A) the later of (1) the date the property became operational as a rental property by the previous owner or (2) June 2, 1995 (the date the Company became operational), to (B) the earlier of (1) the date the property was acquired by the Company or (2) the end of the pro forma period presented. No pro forma adjustments have been made to the Pro Forma Consolidated Statements of Earnings for the remaining 89 properties owned by the Company as of January 8, 1997, due to the fact that these properties did not have a previous rental history.

      This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma consolidated financial information should not be viewed as predictive of the Company's financial results or conditions in the future.






                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 1996


                                                 Pro Forma
         ASSETS                  Historical     Adjustments      Pro Forma
                                ------------  ----------------  ------------

Land and buildings on operating
  leases, less accumulated
  depreciation                  $ 50,053,887  $ 15,143,401 (a)  $ 65,197,288
Net investment in direct
  financing leases (b)            10,840,639     5,350,726 (a)    16,191,365
Cash and cash equivalents         22,256,995     8,862,665 (a)    31,119,660
Receivables                          153,642                         153,642
Mortgage notes receivable         12,311,892                      12,311,892
Prepaid expenses                      29,283                          29,283
Organization costs, less
  accumulated amortization            14,682                          14,682
Loan costs, less accumulated
  amortization                        38,183                          38,183
Accrued rental income                314,564                         314,564
Other assets                       1,984,383       665,473 (a)     2,649,856
                                ------------  ------------      ------------

                                $ 97,998,150  $ 30,022,265      $128,020,415
                                ============ =============      ============

  LIABILITIES AND
STOCKHOLDERS' EQUITY

Liabilities:
  Note payable                  $  2,376,235                    $  2,376,235
  Accrued interest payable            11,238                          11,238
  Accrued construction costs
    payable                        4,887,602  $ (4,887,602)(a)            -
  Accounts payable and accrued
    expenses                          38,363                          38,363
  Escrowed real estate taxes
    payable                            9,696                           9,696
  Due to related parties             390,489                         390,489
  Deferred financing income           41,973                          41,973
  Rents paid in advance              425,584                         425,584
                                ------------  ------------      ------------
      Total liabilities            8,181,180    (4,887,602)        3,293,578
                                ------------  ------------      ------------

Minority interest                    288,456            -            288,456
                                ------------  ------------      ------------

Stockholders' equity:
  Preferred stock, without par
    value.  Authorized and
    unissued 3,000,000 shares             -                               -
  Excess shares, $.01 par value
    per share.  Authorized and
    unissued 23,000,000 shares            -                               -
  Common stock, $.01 par value
    per share.  Authorized
    20,000,000 shares; issued
    and outstanding 10,316,089
    shares; issued and
    outstanding, as adjusted,
    14,110,640 shares                103,161        37,946 (a)       141,107
  Capital in excess of par
    value                         90,340,860    34,871,921 (a)   125,212,781
  Accumulated distributions in
    excess of net earnings          (915,507)                       (915,507)
                                ------------  ------------      ------------
                                  89,528,514    34,909,867       124,438,381
                                ------------  ------------      ------------

                                $ 97,998,150  $ 30,022,265      $128,020,415
                                ============ =============      ============


          See accompanying notes to unaudited pro forma consolidated financial statements.





                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                     NINE MONTHS ENDED SEPTEMBER 30, 1996


                                                     Pro Forma
                                      Historical    Adjustments    Pro Forma
                                      ----------   --------------  ----------

Revenues:
  Rental income from
    operating leases                  $2,342,959   $   43,538 (1)  $2,386,497
  Earned income from
    direct financing leases (2)          324,907       34,282 (1)     359,189
  Interest income from
    mortgage notes receivable            796,378                      796,378
  Other interest and income              419,470      (16,508)(3)     402,962
                                      ----------   ----------      ----------
                                       3,883,714       61,312       3,945,026
                                      ----------   ----------      ----------

Expenses:
  General operating and
    administrative                       402,046                      402,046
  Professional services                   50,101                       50,101
  Asset and mortgage management
    fees to related party                175,773        4,352 (4)     180,125
  State and other taxes                   40,366        1,129 (5)      41,495
  Interest expense                        47,269                       47,269
  Depreciation and amortization          388,813        3,300 (6)     392,113
                                      ----------   ----------      ----------
                                       1,104,368        8,781       1,113,149
                                      ----------   ----------      ----------

Earnings Before Minority
  Interest in Earnings of
  Consolidated Joint Venture           2,779,346       52,531       2,831,877

Minority Interest in Earnings of
  Consolidated Joint Venture             (21,587)                     (21,587)
                                      ----------   ----------      ----------

Net Earnings                          $2,757,759   $   52,531      $2,810,290
                                      ==========   ==========      ==========

Earnings Per Share of
  Common Stock                        $      .41                   $      .42
                                      ==========                   ==========

Weighted Average Number of
  Shares of Common Stock
  Outstanding                          6,771,120                    6,771,120
                                      ==========                   ==========


          See accompanying notes to unaudited pro forma consolidated financial statements.







                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                         YEAR ENDED DECEMBER 31, 1995


                                                    Pro Forma
                                       Historical   Adjustments    Pro Forma
                                       ----------  -------------   ---------

Revenues:
  Rental income from
    operating leases                    $ 498,817  $  96,945 (1)   $ 595,762
  Earned income from direct
    financing leases (2)                   28,935                     28,935
  Contingent rental income                 12,024                     12,024
  Interest income                         119,355    (29,664)(3)      89,691
                                        ---------  ---------       ---------
                                          659,131     67,281         726,412
                                        ---------  ---------       ---------

Expenses:
  General operating and
    administrative                        134,759                    134,759
  Professional services                     8,119                      8,119
  Asset management fee to
    related party                          23,078      4,368 (4)      27,446
  State taxes                              20,189      1,769 (5)      21,958
  Depreciation and amortization           104,131     14,700 (6)     118,831
                                        ---------  ---------       ---------
                                          290,276     20,837         311,113
                                        ---------  ---------       ---------

Earnings Before Minority
  Interest in Earnings of
  Consolidated Joint Venture              368,855     46,444         415,299

Minority Interest in Earnings
  of Consolidated Joint Venture               (76)                       (76)
                                        ---------  ---------       ---------

Net Earnings                            $ 368,779  $  46,444       $ 415,223
                                        ========= ==========       =========

Earnings Per Share of
  Common Stock (7)                      $     .19                   $     .22
                                        =========                  =========

Weighted Average Number
  of Shares of Common Stock
  Outstanding (7)                       1,898,350                   1,905,970
                                        =========                  =========


          See accompanying notes to unaudited pro forma consolidated financial statements.





                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                     AND THE YEAR ENDED DECEMBER 31, 1995


Pro Forma Consolidated Balance Sheet:
------------------------------------

(a) Represents gross proceeds of $37,945,508 from the issuance of 3,794,551 shares of common stock during the period October 1, 1996 through January 8, 1997, used (i) to acquire 14 properties for $14,545,488 (of which one property consists of building only, two properties consist of land only and 11 properties consist of land and building), (ii) to fund estimated construction costs of $9,794,166 ($4,887,602 of which was accrued as construction costs payable at September 30, 1996) relating to 10 wholly-owned properties under construction at September 30, 1996, (iii) to pay acquisition fees of $1,707,548 ($1,042,075 of which was allocated to properties and $665,473 of which was classified as other assets and will be allocated to future properties) and to pay selling commissions and offering expenses (stock issuance costs) of $3,035,641, which have been netted against capital in excess of par value, leaving $8,862,665 in cash and cash equivalents available for future investment.

      The pro forma adjustments to land and buildings on operating leases and net investment in direct financing leases as a result of the above transactions were as follows:

                                   Estimated
                                purchase price
                               (including con-
                                struction and      Acquisition
                                closing costs)         fees
                                and additional      allocated
                              construction costs   to property     Total
                              ------------------   -----------  -----------

         Burger King in
           Chicago, IL               $ 1,577,172   $    84,491  $ 1,661,663
         Wendy's in San
           Diego, CA                     608,189        32,582      640,771
         Golden Corral
           in Lufkin, TX               1,365,226        73,137    1,438,363
         Golden Corral in
           Columbia, TN                1,294,199        69,332    1,363,531
         Two Pizza Huts
           in Ohio                       316,000        16,929      332,929
         Burger King in
           Chattanooga, TN             1,155,455        61,900    1,217,355
         Golden Corral in
           Eastlake, OH                1,637,199        87,707    1,724,906
         Golden Corral in
           Moberly, MO                 1,172,196        62,796    1,234,992
         Boston Market in
           St. Joseph, MO                786,262        42,121      828,383
         Boston Market in
           Atlanta, GA                 1,159,027        62,091    1,221,118
         Jack in the Box
           in Dallas, TX                 830,459        44,489      874,948
         Jack in the Box
           in Las Vegas, NV            1,247,333        66,822    1,314,155
         Jack in the Box
           in Los Angeles, CA          1,396,771        74,827    1,471,598
         Ten wholly owned
           properties under
           construction at
           September 30, 1996          4,906,564       262,851    5,169,415
                                     -----------   -----------  -----------

                                     $19,452,052   $ 1,042,075  $20,494,127
                                     ===========   =========== ============

         Adjustment classified
           as follows:
             Land and buildings on
               operating leases                                 $15,143,401
             Net investment in
               direct financing
               leases                                             5,350,726
                                                                -----------

                                                                $20,494,127
                                                                ===========


(b) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received. Fourteen properties have been classified as direct financing leases.
      For the leases classified as direct financing leases, the building portions of six of the properties have been classified as direct financing leases while the land portions of these leases are operating leases.

Pro Forma Consolidated Statements of Earnings:
---------------------------------------------

(1) Represents rental income from operating leases and earned income from direct financing leases for the seven of the 96 properties acquired during the period June 2, 1995 (the date the Company began operations) through January 8, 1997, which had a previous rental history prior to the acquisition of the property by the Company (the "Pro Forma Properties"), for the period commencing (A) the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) June 2, 1995 (the date the Company became operational), to (B) the earlier of (i) the date the Pro Forma Property was acquired by the Company or (ii) the end of the pro forma period presented. Each of the seven Pro Forma Properties was acquired from an affiliate who had purchased and temporarily held title to the property. The noncancellable leases for the Pro Forma Properties in place during the period the affiliate owned the properties were assigned to the Company at the time the Company acquired the properties. The following presents the actual date the Pro Forma Properties were acquired by the Company as compared to the date the Pro Forma Properties were treated as becoming operational as a rental property for purposes of the Pro Forma Consolidated Statements of Earnings.

                                                            Date Pro Forma
                                             Date Placed    Property Became
                                             in Service     Operational as
                                           By the Company   Rental Property
                                           --------------   ---------------

            Jack in the Box in
              Los Angeles, CA                 June 1995        June 1995

            Kenny Rogers Roasters in
              Grand Rapids, MI               August 1995       June 1995

            Kenny Rogers Roasters in
              Franklin, TN                   August 1995       June 1995

            Denny's in Pasadena, TX        September 1995     August 1995

            Denny's in Shawnee, OK         September 1995     August 1995

            Denny's in Grand Rapids, MI      March 1996     September 1995

            Denny's in McKinney, TX           June 1996      December 1995


      In accordance with generally accepted accounting principles, lease revenue from leases accounted for under the operating method is recognized over the terms of the leases. For operating leases providing escalating guaranteed minimum rents, income is reported on a straight-line basis over the terms of the leases. For leases accounted for as direct financing leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. The unearned income is amortized over the lease terms to provide a constant rate of return. Accordingly, pro forma rental income from operating leases and earned income from direct financing leases does not necessarily represent rental payments that would have been received if the properties had been operational for the full pro forma period.

      Generally, the leases provide for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the leases for the Pro Forma Properties during the portion of 1996 and 1995 that the previous owners held the properties, no pro forma adjustment was made for percentage rental income for the nine months ended September 30, 1996 and the year ended December 31, 1995.

(2) See Note (b) under "Pro Forma Consolidated Balance Sheet" above for a description of direct financing leases.

(3) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the periods commencing (A) on the later of (i) the dates the Pro Forma Properties became operational as rental properties by the previous owners or (ii) June 2, 1995 (the date the Company became operational), through (B) the earlier of (i) the actual dates of acquisition by the Company or the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income on interest bearing accounts was earned at a rate of approximately four percent per annum by the Company during the nine months ended September 30, 1996 and the year ended December 31, 1995.

(4) Represents incremental increase in asset management fees relating to the Pro Forma Properties for the period commencing (A) on the later of (i) the date the Pro Forma Properties became operational as rental properties by the previous owners or (ii) June 2, 1995 (the date the Company became operational), through (B) the earlier of (i) the date the Pro Forma Properties were acquired by the Company or (ii) the end of the pro forma period presented, as described in Note (1) above. Asset management fees are equal to 0.60% of the Company's Real Estate Asset Value (estimated to be approximately $6,219,000 and $5,241,000 for the Pro Forma Properties for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively), as defined in the Company's prospectus.

(5) Represents adjustment to state tax expense due to the incremental increase in rental revenues of Pro Forma Properties. Estimated pro forma state tax expense was calculated based on an analysis of state laws of the various states in which the Company has acquired the Pro Forma Properties. The estimated pro forma state taxes consist primarily of income and franchise taxes ranging from zero to approximately five percent of the Company's pro forma rental income of each Pro Forma Property. Due to the fact that the Company's leases are triple net, the Company has not included any amounts for real estate taxes in the pro forma statement of earnings.

(6) Represents incremental increase in depreciation expense of the building portions of the Pro Forma Properties accounted for as operating leases using the straight-line method over an estimated useful life of 30 years.

(7) Historical earnings per share were calculated based upon the weighted average number of shares of common stock outstanding during the nine months ended September 30, 1996, and during the period the Company was operational, June 2, 1995 (the date following when the Company received the minimum offering proceeds and funds were released from escrow) through December 31, 1995.

      As a result of three of the six Pro Forma Properties being treated in the Pro Forma Consolidated Statement of Earnings for the year ended December 31, 1995, as placed in service on June 2, 1995 (the date the Company became operational), the Company assumed approximately 347,100 shares of common stock were sold, and the net offering proceeds were available for investment, on June 2, 1995. Due to the fact that approximately 184,800 of these shares of common stock were actually sold subsequently, during the period June 3, 1995 through June 20, 1995, the weighted average number of shares outstanding for the pro forma period was adjusted. Pro forma earnings per share were calculated based upon the weighted average number of shares of common stock outstanding, as adjusted, during the period the Company was operational, June 2, 1995 through December 31, 1995.



ITEM 8.     CHANGE IN FISCAL YEAR.
------
                  Not applicable.



                                   EXHIBITS

                                     None.




                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                    CNL AMERICAN PROPERTIES FUND, INC.


Dated:  January 17, 1997            By:    /s/ Robert A. Bourne
                                          ------------------------------
                                          ROBERT A. BOURNE, President